Sussex Bancorp

FIG Partners 11th Annual Bank CEO Forum September 2015



Sussex Bank
Subsidiary of Sussex Bancorp (NASDAQ SBBX)

Anthony Labozzetta
President & Chief Executive Officer
alabozzetta@sussexbank.com

100 Enterprise Drive, Suite 700
Rockaway, New Jersey 07866
Mobile: (201) 841-0691

Main: (844) CLOSE-2-U
Direct: (844) 844-8998
Fax: (973) 989-4194

Sussex Bank
Subsidiary of Sussex Bancorp (NASDAQ SBBX)

Steven M. Fusco, CMA CFM
Senior Executive Vice President
& Chief Financial Officer
sfusco@sussexbank.com

100 Enterprise Drive, Suite 700
Rockaway, New Jersey 07866
Mobile: (201) 873-6358

Main: (844) CLOSE-2-U
Direct: (844) 844-8996
Fax: (973) 989-4194

FORWARD-LOOKING STATEMENT

This confidential presentation, and the oral presentation that supplements it, have been developed by Sussex Bancorp ("Sussex" or the "Company"), were prepared exclusively for the benefit and internal use of the recipient and are not an offer or the solicitation of an offer to buy securities. Neither this presentation, nor the oral presentation that supplements it, nor any of their contents, may be used, reproduced, disseminated, quoted or referred to for any other purpose, in whole or in part, without the prior written consent of the Company.

Some of the statements contained in this presentation are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. When used in this presentation, words such as "may," "plan," "contemplate," "anticipate," "believe," "intend," "continue," "expect," "project," "predict," "estimate," "target," "could," "is likely," "should," "would," "will," or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to the Company's future financial performance, strategic plans or objectives, revenue, expense or earnings projections, or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.

Factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (i) competition in the industry and markets in which the Company operates; (ii) levels of non-performing assets; (iii) changes in general interest rates; (iv) loan demand; (v) rapid changes in technology affecting the financial services industry; (vi) real estate values; (vii) changes in government regulation; and (viii) general economic and business conditions.

Agenda

1. Company and Market Overview
2. Financial Performance
3. Moving Forward
4. Growing Shareholder Value
5. Questions and Answers



1. Company and Market Overview

Company Overview

Sussex Bancorp

Ticker Symbol	SBBX
Closing Price (September 18, 2015)	$12.87
Price to tangible book	122%
Price to LTM EPS	18.7x
Annualized Dividend/ Yield	$0.16 / 1.2%
52 week high (9/18/15)	$12.87
52 week low (9/22/14)	$9.60

- **Founded in 1975**
- **Commercial Bank**
  - Operates Tri-State Insurance Agency
- **Total Assets of $620 million and 11 branches** [Sussex County NJ (8), Warren County (1/mini), Orange County NY (1), and Queens County NY (1)]
- **Market Cap: $59.8 million**
- **Corporate Office: Rockaway NJ**
- **Regional Operations: Sussex County NJ**
- **Regional Lending Offices in Sussex, Bergen, Morris Counties NJ and Queens NYC**

Our current markets cover one of the most desirable and competitive MSAs (NY/NJ) in the US


SNL Maps
© 2014 SNL Financial LC. All rights reserved.

• Branches of the top 10 banks based on NJ deposit market share (6/30/13)
◆ Sussex Bank branches ◆ Sussex Bank prospective branch ⬢ Regional Commercial Lending Offices

Sussex County, NJ
- HHI (med): $87k
- Population: 144k
- Total Deposit Market Share: **$2.7 billion** (avg br. size **$46 million**)
- #2 market share (8 branches- avg $53 million)

Bergen County, NJ
- HHI (med): $83k
- Population: 935k
- Total Deposit Market Share: **$43.2 billion** (#1 in NJ) (avg br. size **$91 million**)

Morris County, NJ
- HHI (med): $94k
- Population: 502k
- Total Deposit Market Share: **$22.5 billion** (#6 in NJ) (avg br. size **$99 million**)

Queens County, NY
- HHI (med): $58k
- Population: 2.4 million
- Total Deposit Market Share: **$48.8 billion** (#3 in NY) (avg br. size **$112 million**)

Vision: High performing business bank that serves northern NJ into NYC

	Target	Six months through June 30, 2015	High Performing Peer Median (a)
Total Assets	> $1 billion in assets	$620 million	$1.7 billion (average) $1.3 billion (median)
ROA	1.00% or better	0.61%	1.05%
ROE	8.00% to 12.00%	7.04%	10.38%
NPAs / Assets	<1.25%	1.71%	1.40%
Annual EPS growth	Double digit	42.9%	N/A

(a) Source: SNL - High Performing Peers (Banks and Thrifts Assets < or = $5.5 bill and ROAA >0.75% at 12/31/14



Our Model for generating long term shareholder value



Value creation for our customers
Strong long term financial performance
Business Banking funded by core deposits
Customer Experience
Employee Experience
Risk Management

2. Financial Performance

Financial Performance

	2013	2014	NJ Banks and Thrifts Avg (a)	Six months ended June 30, 2015
Loans, net (LTM) growth	12.9%	20.5%	14.2%	11.8%*
Deposit (LTM) growth	(0.5)%	6.5%	7.5%	9.8%*
NPAs to assets	3.10%	2.02%	2.35%	1.71%
ROA	0.27%	0.46%	0.32%	0.61%**
ROE	3.37%	5.25%	2.04%	7.04%**
Net Interest Margin	3.41%	3.49%	3.52%	3.49%**
Net non-interest income (expense) as % of assets	(2.29)%	(2.30)%	(2.44)%	(2.17)%**
Tri-state Insurance income before tax	$438k	$501k	N/A	$428k
Diluted EPS	$0.37	$0.57	N/A	$0.40

Sussex Bancorp

(a) Source: SNL - NJ Banks and Thrifts at 12/31/14 (50) * LTM
**annualized

Sussex Bank
Closer to our customers

Quarterly EPS Performance

- Credit quality impact on EPS significantly reduced



Credit Quality Costs (after tax) per share*
Reported Diluted EPS
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$-
Diluted EPS
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15

* Credit Quality Costs (include Provision for loan losses, loan collection and Expenses and write-downs related to foreclosed real estate / Assumed tax rate of 35%)

Asset Quality

- Top 5 non-performing loans ("NPLs") $3.1 million, or 61% of total NPLs
  - Average asset balance $85k
- Foreclosed Real Estate
  - Average asset balance $303k
  - Land represents $1.4 M, or 35% of total at June 30, 2015



7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
6.7%
4.6%
3.1%
2.0%
1.7%
6.0%
4.5%
2.8%
1.8%
1.5%
Dec-11
Dec-12
Dec-13
Dec-14
Jun-15
Non-performing assets ("NPAs") to total assets
NPAs excl. performing TDRs to total assets

Market Penetration (Loans)



Loan Concentration by County
SNLFinancial
Loans ($)
0 - 10,000,000
10,000,001 - 20,000,000
20,000,001 - 50,000,000
50,000,001 - 75,000,000
> 75,000,000
Number of accounts labeled
NEW YORK
NEW JERSEY
Sullivan 6 $0.1M
Orange 112 $7.3M
Pike 81 $8.3M
Rockland 7 $6.7M
Westchester 7 $5.2M
Sussex 1,699 $152.3M
Passaic 65 $46.8M
Bergen 81 $63.1M
Suffolk 6 $2.7M
Monroe 4 $0.2M
Bronx 2 $0.9M
Nassau 21 $11.2M
Morris 87 $29.1M
New York 12 $11.0M
Queens 87 $50.4M
Warren 24 $6.1M
Essex 39 $17.2M
Hudson 16 $9.4M
Northampton 5 $0.0M
Kings 4 $2.6M
Somerset 6 $9.0M
Union 6 $0.9M
Hunterdon 17 $6.1M
Richmond 8 $9.1M
Middlesex 4 $.6M
Monmouth 9 $10.0M
Sussex Bank
Closer to our customers
Find us on facebook.

Commercial Lending

- Originated over $267 million in new commercial loans in the last 9 quarters
- Commercial loans grew 9% LTM and CAGR 17% for last 9 quarters
  - First half of 2015 impacted by higher prepayments and lower production
  - Second half of 2015 growth expected to pick up fiscal year 2015 results to 10% - 12% over last year
- Loan pipeline (approx. $120 million): principally in higher growth markets


$ in thousands
$360,000
$340,000
$320,000
$300,000
$280,000
$260,000
$240,000
$220,000
$200,000
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15

Market Penetration (Deposits)

- Total deposits are up 31% (CAGR 5%) since 12/31/09
  - Shift in mix (non-interest bearing up 165% CAGR 19%)
- Continued market penetration into Northeastern NJ and NYC



Deposits ($)
0 - 10,000,000
10,000,001 - 20,000,000
20,000,001 - 50,000,000
50,000,001 - 75,000,000
> 75,000,000
Number of accounts labeled
NEW YORK
NEW JERSEY
Sullivan 133 $1.2M
Orange 1,946 $27.1M
Pike 700 $6.1M
Sussex 23,084 $342.6M
Passaic 351 $14.7M
Rockland 10 $0.1M
Westchester 12 $0.6M
Bergen 243 $9.0M
Monroe 28 $0.1M
Warren 297 $6.9M
Morris 398 $9.7M
Essex 83 $2.0M
Hudson 48 $2.0M
New York 36 $1.1M
Bronx 24 $1.2M
Queens 238 $17.3M
Kings 23 $0.3M
Nassau 45 $4.1M
Suffolk 17 $0.5M
Northampton 59 $0.2M
Hunterdon 20 $0.1M
Somerset 40 $1.0M
Union 35 $2.5M
Richmond 12 $0.4M
Middlesex 20 $0.3M
Monmouth 24 $2.6M
Sussex Bank
facebook.

Deposit Mix and Cost of Deposits

Overall cost of deposits 0.36% (2Q15)


Time deposits (1.04%)
24%
Non-interest-bearing demand
17%
Money market (0.20%)
3%
Interest-bearing demand (0.17%)
27%
Savings (0.20%)
29%

Q/E June 30, 2015: (Cost of deposits in parenthesis)

New Branch Model

- Our Astoria Branch *(opened in March 2015)*
  - Approx. 1,200 sf, technology driven
  - New staffing model (BDSM and Universal Bankers)
  - Projected breakeven in 18 months - anticipating $25 million in deposits within 9 months
  - Since opening
    - Total deposits of $21 million (80% core deposits [non-CDs]) with an overall cost of funds of less than 0.50%
    - New projected breakeven is 15 months
  - New branch approved for Bergen County (Oradell) NJ- scheduled to open in 1Q16
- Existing Branches
  - Begun to introduce New Branch Model in Sussex County
    - Initial phase a 3 branch cluster generated year over year deposit growth of 11% vs. -2% for all other branches in Sussex County
  - Physical Location Strategies and New Branch Model
    - (3) Less than 1,500sf (avg deposits $30M)
    - (2) Between 2,100sf and 2,400sf (avg deposits $48M)
    - (3) Between 3,100sf and 3,900sf (avg deposits $82M)
    - (1) 4,000 sf (lease expires June 2016) location ($20M in deposits and operating costs approx. $300k per year)

3. Moving Forward

Path to > 1% ROA

1. **Grow our business / Leverage capital**
   - **Expand into markets that support long-term growth objectives**
     - De-novo branching centered around commercial lending teams
     - Continue de-novo branching into Bergen (Oradell location approved and scheduled to open in 1Q16), Morris, Hudson counties in NJ and NYC
     - Continue to target existing markets within Sussex County
   - **Continue growing commercial loans**
     - Target Commercial Loan CAGR of 15-20%
     - Absorb unused lender capacity
     - Regional lending office model
     - Attracting and retaining talent
     - Relationships, not just transactions

Path to > 1% ROA

- Digital Banking and Technology Platform
  - Enhancing the customer experience
  - Mobile banking and delivery channels
  - Evaluating current overall technology structure
    - ✓ New leadership

Path to > 1% ROA

2. Continue to strengthen profitability
   - Managing risks
   - Positive operating leverage
     - Added capacity for loan and deposit growth
   - Operational ~~efficiencies~~ excellence
     - Evaluate and restructure business processes to be operationally flexible and scalable to improve profitability
     - Evaluate existing branch network profitability and strategies
   - Growing fee income
     - Our insurance subsidiary (TSIA)
     - Expanding wealth management services
     - Strategies to improve bank fee income
3. Strategic Partnerships

4. Growing Shareholder Value

Stock Performance

One Year Total Return



Sussex Bancorp - Total Return (%)
SBBX (+29.18%)
Russell 2000 (+3.68%)
SNL U.S. Bank and Thrift (+0.14%)
Total Return (%)
30
20
10
0
-10
Nov 2014
Jan 2015
Mar 2015
May 2015
Jul 2015
Sep 2015
Thousands
500
400
300
200
100
0
SBBX-Vol

Sussex Bancorp

Source: SNL

Sussex Bank
Closer to our customers

Stock Performance

Five Year Total Return



Sussex Bancorp - Total Return (%)
SBBX (+153.00%)
Russell 2000 (+93.84%)
SNL U.S. Bank and Thrift (+71.12%)
Total Return (%)
200
150
100
50
0
-50
Jan 2011
Jul 2011
Jan 2012
Jul 2012
Jan 2013
Jul 2013
Jan 2014
Jul 2014
Jan 2015
Jul 2015
Thousands
500
400
300
200
100
0
SBBX-Vol

Sussex Bancorp

Source: SNL

Sussex Bank
Closer to our customers

Growing Shareholder Value

1. Strategic talent management
2. Grow our business and leverage capital
3. Continue to strengthen profitability (being operationally excellent)

Resulting in:

– Higher EPS and tangible book value growth
– Outperforming the total returns of the broader market and bank indices over the long run

Sussex Bancorp



5. Questions and Answers

Growing to be closer to you



FIG Partners 11th Annual Bank CEO Forum
September 2015

Sussex Bancorp

Sussex Bank

Closer to our customers